February 22, 2005

                          DREYFUS FOUNDERS FUNDS, INC.
                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2004
                          (AS PREVIOUSLY SUPPLEMENTED)

PRICING OF SHARES

The section of the Statement of Additional Information entitled "Pricing of Shares - Foreign Securities" is hereby amended on page 94 by replacing that section with the following:

      FOREIGN SECURITIES. Foreign securities traded on foreign exchanges ordinarily are valued at the last quoted official closing price available before the time when the Fund's assets are valued. In the event that a foreign exchange does not provide an official closing price, or if the foreign market has not yet closed as of the valuation time on a particular day, foreign securities shall be valued at the last quoted sale price available before the time when the Funds' assets are valued. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. In some cases, particularly with respect to securities or companies in certain Latin American countries, prices may not be available in a timely manner. Therefore, such prices will be obtained from a Board-authorized pricing service. These prices will be reflective of current day trading activity, and will be secured at a consistent time each day. If a security's price is available from more than one U.S. or foreign exchange, the exchange that is the primary market for the security will be used. Foreign securities not traded on foreign exchanges, including 144As and foreign income securities, are valued on the basis of the average of at least two market maker quotes and/or the portal system. New York closing exchange rates are used to convert foreign currencies to U.S. dollars.